Exhibit 10.8

CONTRACTOR AGREEMENT

This Contractor Agreement (the “Agreement”) is effective as of March 15, 2021 (the “Effective Date”), by and between Fresh Grapes, LLC, a Texas limited liability company (the “Company”), and Tribe of Five, LLC, a California limited liability company (“Contractor”), collectively referred to herein as the (“Parties”).

BACKGROUND

A. The Company wishes to obtain the services of Contractor in accordance with the terms and conditions of this Agreement and wishes to obtain reasonable protection against the use of the Company’s confidential business information.

B. Contractor wishes to provide services to the Company in exchange for compensation and is willing to grant the Company the benefits of the various covenants contained herein.

AGREEMENT

Now, Therefore, in consideration of the foregoing Background facts on which Contractor and the Company agree, and the terms and conditions below, Contractor and the Company hereby agree as follows:

1. Contractor Services. The Company hereby engages Contractor to render services to the Company, and Contractor agrees to provide those services, upon the terms and conditions set forth in this Agreement. The services to be provided hereunder (the “Services”) will consist of securing Nina Dobrev and Julianne Hough (each, a “Celebrity”) to serve as members and celebrity ambassadors of the Company. The Services will be deemed earned by Contractor upon the Celebrities’ becoming members of the Company and entering into license agreements with the Company, in a form acceptable to the Company. Contractor agrees that all services to be provided under this Agreement will be performed by Trent Broin. As of the Effective Date both Celebrities have executed the necessary documents and the Contractor’s work is complete.

2. Intentionally Omitted.

3. Compensation. In consideration for the services rendered by Contractor during the Term, the Company will issue to Contractor 140,300 Class F Units representing membership interests in the Company (the “Units”), which Units represent 10% of the outstanding units of the Company immediately after the issuance of units of the Company to the Celebrities upon their becoming members of the Company.

4. Representations, Warranties and Certain Covenants of Contractor.

(a) Contractor has had an opportunity to ask questions of, and receive answers from, the Company concerning the business, management and financial affairs of the Company and the terms and conditions of the Contractor’s prospective receipt of the Units. Contractor has had an opportunity to obtain, and has received, any additional information deemed necessary by Contractor to verify such information in order to form a decision concerning an investment in the Company.

(b) Contractor has been advised to seek legal counsel concerning Contractor’s prospective investment in the Company.

(c) Contractor represents and warrants that the Units will be acquired for Contractor’s own account and for Contractor’s investment and without the intention of reselling or redistributing the same, that Contractor has made no agreement with others regarding any of such Units and that Contractor’s financial condition is such that it is not likely that it will be necessary to dispose of any of the Units in the foreseeable future. Contractor understands that the prospective issuance of the Units has not been registered under the Securities Act of 1933, as amended, or any state or foreign securities laws in reliance on exemptions from registration under both such acts, and that, accordingly, the Units may not be resold by the undersigned unless they are registered under both the Securities Act of 1933, as amended, and applicable state or foreign securities laws or are sold in transactions which are exempt from such registration. Contractor therefore agrees not to sell, assign, transfer or otherwise dispose of the Units unless a registration statement relating thereto has been duly filed and become effective under the Securities Act of 1933, as amended, and applicable state or foreign securities laws, or unless in the opinion of counsel satisfactory to the Company no such registration is required under the circumstances. There is not currently a public market for the Units; and accordingly, for the above and other reasons, Contractor may not be able to liquidate an investment in the Units for an indefinite period.

(d) Contractor realizes that an investment in the Units involves a high degree of risk, including the risks of receiving no return on the investment and of losing Contractor’s entire investment in the Company. Contractor is able to bear the economic risk of investment in the Units, including the total loss of such investment. The Company can make no assurance regarding its future financial performance or as to the future profitability of the Company.

(e) Contractor has such knowledge and experience in financial and business matters that Contractor is capable of evaluating the merits and risks of an investment in the Units. Contractor has obtained, to the extent deemed necessary, Contractor’s own personal professional advice with respect to the risks inherent in, and the suitability of, an investment in the Units in light of Contractor’s financial condition and investment needs. Contractor understands that no federal or state agency has made any finding or determination as to the fairness for investment, nor any recommendation or endorsement, of the Units.

(f) Contractor understands that Contractor (and not the Company) shall be responsible for Contractor’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Contractor certifies that the number shown on the signature page below is Contractor’s correct social security or taxpayer identification number.

(g) Contractor’s principal residence or business address, and the location where the securities are being purchased, is Contractor’s address listed below.

(h) Contractor consents to the inscription on the certificate or certificates representing the Units, if certificated, of the following legend reciting the above restrictions on the transferability of the Units:

The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and have not been registered under any state securities laws. These Securities may not be sold, offered for sale or transferred without first obtaining (i) an opinion of counsel satisfactory to the Company that such sale or transfer lawfully is exempt from registration under the Securities Act and under the applicable state securities laws or (ii) such registration.

(i) Contractor represents that it does qualify as an “accredited investor” as that term is defined in Regulation D under the Securities Act because the undersigned satisfies the criteria indicated on the signature page hereto. The undersigned agrees to furnish any additional information which the Company or its legal counsel deem necessary in order to verify the responses set forth above.

(j) In connection with any initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Contractor agrees, provided that the Company’s officers and directors are subject to substantiality similar restrictions, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 214 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and, if requested by the Company or such underwriters, to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

5. Independent Contractor. Contractor will operate at all times as an independent contractor of the Company, and is in no way considered an employee, agent or representative of the Company. This Agreement does not authorize either Party to act for the other Party as its agent or to make commitments on the other Party’s behalf. Contractor will be responsible for paying any and all taxes (including but not limited to, income, unemployment insurance, worker’s compensation, and Social Security taxes) pursuant to any law or requirement relating to Contractor, and will indemnify and hold harmless the Company with respect to those payments. The Company is relying on Contractor’s knowledge, experience, skill, and expertise to enable Contractor to determine how to render services under this Agreement and the Company will not specify the means or methods of how Contractor will render those services.

6. Miscellaneous. This Agreement may be amended only in a writing signed by both Parties. This Agreement sets forth the parties’ final and entire agreement with respect to the subject matter hereof and supersedes any and all prior understandings and agreements. This Agreement will be binding upon Contractor and the Company and their respective successors, assigns, heirs, executors and beneficiaries; provided, however, that Contractor’s services are unique and personal and, accordingly, Contractor may not assign Contractor’s rights or delegate Contractor’s duties under this Agreement without the prior written consent of the Company. Any waiver by either Party of compliance with any provision of this Agreement by the other Party will not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such Party of a provision of this Agreement. Each Party will, without further consideration, execute such additional documents as may be reasonably required in order to carry out the purpose and intent of this Agreement. Any notice or other communication required or permitted to be given under this Agreement shall be in writing, by electronic mail (with proof of transmission), overnight mail or regular mail, postage prepaid, address to the party to be notified. All communication shall be deemed given three days after deposited in the U.S. mail or when received if sent by any other method. Notices shall be addressed to the Company at 505 Highway 169 North, Suite 255, Plymouth, MN 55441, Attention: President, or to Contractor at the address of Contractor on the Company’s books and records, or to such other addresses as either party may designate in writing to the other party. If any one or more of the provisions (or portions thereof) of this Agreement will for any reason be held by a final determination of a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provisions (or portions of the provisions) of this Agreement, and the invalid, illegal or unenforceable provisions will be deemed replaced by a provision that is valid, legal and enforceable and that comes closest to expressing the intention of the parties hereto. This Agreement will be interpreted in accordance with and governed by the laws of the State of Texas , exclusive of its conflict of law provisions. Contractor understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and any receipt of the Units, and further agrees to indemnify and hold harmless the Company and each current and future officer, director, employee, agent and member of the Company from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which will constitute but one and the same agreement.

* * * * *

In Witness Whereof, the parties have executed this Contractor Agreement effective as of the date first written above.

FRESH GRAPES, LLC

By:	/s/ Damian Novak
Name:	Damian Novak
Title:	Chairman

TRIBE OF FIVE, LLC

By:	/s/ Trent Broin
Name:	Trent Broin
Title:	Manager

Federal Tax ID:

Address:

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